UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A Amendment No. 1

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): April 22, 2022
VERIFYME, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-39332	23-3023677
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clinton Square, 75 S. Clinton Ave., Suite 510 Rochester, NY		14604
(Address of Principal Executive Offices)		(Zip Code)

(585) 736-9400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market
Warrants to Purchase Common Stock	VRMEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 26, 2022, VerifyMe, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of the acquisition of substantially all of the assets of PeriShip, LLC, a Connecticut limited liability company (“PeriShip”), by our wholly owned subsidiary, PeriShip Global, LLC, a Delaware limited liability company. This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by amendment. Other than as set forth in this Amendment No. 1, no changes have been made to the Initial Form 8-K. The information previously reported in or filed with the Initial Form 8-K is hereby incorporated by reference into this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The audited balance sheets of PeriShip as of December 31, 2021 and 2020, the related audited statements of operations, cash flows, and members’ equity for the years ended December 31, 2021 and 2020, the notes related thereto and the REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, are filed herewith as Exhibit 99.1, and incorporated herein by reference.

The unaudited balance sheet of PeriShip as of March 31, 2022, the related unaudited statements of operations, cash flows, members’ equity for the three months ended March 31, 2022 and 2021, and the notes related thereto, are filed herewith as Exhibit 99.2, and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma consolidated balance sheet of the Company as of March 31, 2022, the unaudited pro forma consolidated statements of operations of the Company for the three months ended March 31, 2022, and for the year ended December 31, 2021, and the notes to the unaudited pro forma consolidated financial statements, all giving effect to the Acquisition by the Company of PeriShip, LLC , are file herewith as Exhibit 99.3 and incorporated herein by reference.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Acquisitions occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the Acquisitions.

(c) Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of PeriShip, LLC, for the years ended December 31, 2020 and 2021.

99.2	Unaudited Financial Statements of PeriShip, LLC, as of March 31, 2022 and for the three months ended March 31, 2022, and 2021.

99.3	Unaudited Pro Forma Consolidated Balance Sheet of the Company as of March 31, 2022, Unaudited Pro Forma Consolidated Statements of Operations of the Company for the three months ended March 31, 2022, and the year ended December 31, 2021, and Notes to the Unaudited Pro Forma Consolidated Financial Statements, all giving effect to the Acquisition by the Company of PeriShip, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 23, 2022	VerifyMe, Inc.

	By:	/s/ Patrick White
Chief Executive Officer